                                   Exhibit A

                    AGREEMENT REGARDING THE JOINT FILING OF
                                  SCHEDULE 13D
                             _____________________

The undersigned hereby agree as follows:

          (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

          (ii) Each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: October 14, 1998

                                   MADISON DEARBORN CAPITAL
                                   PARTNERS, L.P.

                                   By: Madison Dearborn Partners, L.P.
                                   Its: General Partner

                                   By: Madison Dearborn Partners, Inc.
                                   Its: General Partner

                                   By:___________________________________
                                      /s/ Paul R. Wood, Managing Director

                                   MADISON DEARBORN CAPITAL
                                    PARTNERS II, L.P.

                                   By: Madison Dearborn Partners, L.P.
                                   Its: General Partner

                                   By: Madison Dearborn Partners, Inc.
                                   Its: General Partner

                                   By:__________________________________
                                     /s/ Paul R. Wood, Managing Director

MADISON DEARBORN PARTNERS,
L.P.

By: Madison Dearborn Partners, Inc.
Its:  General Partner

By:___________________________________
   /s/ Paul R. Wood, Managing Director


MADISON DEARBORN PARTNERS II,
L.P.

By: Madison Dearborn Partners, Inc.
Its: General Partner

By:___________________________________
  /s/ Paul R. Wood, Managing Director


MADISON DEARBORN PARTNERS,
INC.


------------------------------------
 /s/ Paul R. Wood, Managing Director


------------------------------------
 /s/ Paul R. Wood

------------------------------------
 /s/ Thomas R. Reusche